UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 8, 2006

CardioDynamics International Corporation

(Exact name of registrant as specified in its charter)

California	000-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858)-535-0202

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

CardioDynamics International Corporation entered into a third amended and restated loan and security agreement with Comerica Bank, dated August 4, 2006.

The amendment eliminates certain covenants related to minimum tangible net worth and EBITDA and revises the liquidity covenant to require a minimum cash to bank debt ratio.

ITEM 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit 10.1 - Third amended and restated loan and security agreement dated August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioDynamics International Corporation

Date: August 10, 2006	/s/ Stephen P. Loomis
Stephen P. Loomis
Chief Financial Officer